Short Term Investment Fund for Puerto Rico Residents, Inc.

SCHEDULE OF INVESTMENTS	September 30, 2023 (Unaudited)

Face Amount	Issuer	Coupon	Yield to Maturity	Maturity Date	Value
US Government, Agency and Instrumentalities - 89.37% of net assets
5,000,000	Federal Home Loan Bank Discount Note	0.00%	5.25%	10/10/23	4,993,438
12,000,000	Federal Home Loan Bank Discount Note	0.00%	5.15%	10/02/23	11,998,283
3,000,000	Federal Home Loan Bank Discount Note	0.00%	5.27%	10/05/23	2,998,243
15,000,000	Federal Home Loan Bank Discount Note	0.00%	5.15%	10/03/23	14,995,708
5,000,000	Federal Farm Credit Discount Note	0.00%	5.29%	11/08/23	4,972,081
3,000,000	Federal Home Loan Bank Discount Note	0.00%	5.26%	10/11/23	2,995,617
30,000,000	Federal Home Loan Bank Discount Note	0.00%	5.20%	10/02/23	29,995,667
5,000,000	Federal Home Loan Bank Discount Note	0.00%	5.27%	10/04/23	4,997,804
10,000,000	Federal Home Loan Bank Discount Note	0.00%	5.15%	10/03/23	9,997,139
5,000,000	Federal Home Loan Bank Discount Note	0.00%	5.27%	10/17/23	4,988,289

$ 93,000,000					$92,932,268

	Total investments (89.37% of net assets)				$92,932,268

	Other Assets and Liabilities (10.63% of net assets)				11,048,735

	Net assets - 100%				$103,981,003

Past performance does not guarantee future results. This material is provided for informational purposes only. This is not an offer to sell or buy Fund shares. Fund shares are designed solely for Puerto Rico Residents (as defined in “Dividends and Taxes” of the Prospectus). Only Puerto Rico Residents will receive the tax benefits of an investment in the Fund. The tax treatment of this Fund differs from that typically accorded to other investment companies registered under the Investment Company Act of 1940, as amended that are treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. You should carefully review the prospectus before buying Fund shares. The prospectus contains important information including investment objectives, charges, expenses and risk factors. To obtain a copy of the prospectus contact your Financial Advisor, call 787-250-3600 or visit our website at www.ubs.com/prfunds.

Important information about UBS brokerage and advisory services. As a firm providing wealth management services to clients, UBS Financial Services Inc. offers investment advisory services in its capacity as an SEC-registered investment adviser and brokerage services in its capacity as an SEC-registered broker-dealer. Investment advisory services and brokerage services are separate and distinct, differ in material ways and are governed by different laws and separate arrangements. It is important that you understand the ways in which we conduct business and that you carefully read the agreements and disclosures that we provide about the products or services we offer. For more information, please review client relationship summary provided at ubs.com/relationshipsummary.

© UBS Trust Company of Puerto Rico. All Rights Reserved. All other trademarks, registered trademarks, service marks and registered service marks are of their respective companies. UBS Trust Company of Puerto Rico is an affiliate of UBS Financial Services Inc. Approval code: IS2304206, Expiry Date: 7/31/2024.